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                       U. S. SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                      FORM 8-K/A

                                    CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report  (Date of earliest event reported) April 15, 1999

                            MORTON INDUSTRIAL GROUP, INC.
                (Exact name of registrant as specified in its charter)


             GEORGIA                  0-13198                 38-0811650
  (State of other jurisdiction of   (Commission           (I.R.S.  Employer
   incorporation or organization)   File Number)         Identification No.)


                     1021 West Birchwood, Morton, Illinois 61550
                 (Address of principal executive offices)  (Zip Code)

                                    (309-266-7176)
                 (Registrant's telephone number, including area code)

            (Former name or former address, if changed since last report.)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

WORTHINGTON CUSTOM PLASTICS, INC. ACQUISTION

     As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 1999, the Company acquired three manufacturing facilities from Worthington Custom Plastics, Inc. on April 15, 1999. This Current Report on Form 8-K/A amends the earlier filing by adding the financial statements identified in Item 7.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     The following financial statements are filed as Exhibits to this Form
8-K/A:

Exhibit 99.1 Audited combined balance sheets of Worthington Non-Automotive Plastics Group of Worthington Custom Plastics, Inc. as of
              March 31, 1999, May 31, 1998 and May 31, 1997 and the related combined statements of operations and net assets and cash flows for the ten months ended March 31, 1999 and the years ended
              May 31, 1998 and May 31, 1997.

Exhibit 99.2  Unaudited Pro Forma Condensed Consolidated Financial Statements

Exhibit 99.3  Consent of Ernst & Young LLP.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MORTON INDUSTRIAL GROUP, INC.

Date:  June 28, 1999          By: /s/ __________________________
                                    Daryl R. Lindemann
                                    Vice President of Business
                                    Development and Secretary

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                                  INDEX TO EXHIBITS



EXHIBIT NO.                        DESCRIPTION

   99.1 Audited combined balance sheets of Worthington Non-Automotive Plastics Group of Worthington Custom Plastics, Inc. as of
              March 31, 1999, May 31, 1998 and May 31, 1997 and the related combined statements of operations and net assets and cash flows for the ten months ended March 31, 1999 and the years ended
              May 31, 1998 and May 31, 1997.

   99.2       Unaudited Pro Forma Condensed Consolidated Financial Statements.

   99.3       Consent of Ernst & Young LLP.